SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     April 25,1997
                                                  ------------------------------


                       Pilgrim America Capital Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-19799                      86-0670679
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)



Two Renaissance Square, 40 North Central Avenue,
Suite 1200, Phoenix, Arizona                                            85004
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (602) 417-8100
                                                    ----------------------------


                      Express America Holdings Corporation
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         (Former name or former address, if changed since last report.)

Item 1.        Changes in Control of Registrant.

               N/A

Item 2.        Acquisition or Disposition of Assets.

               N/A

Item 3.        Bankruptcy or Receivership.

               N/A

Item 4.        Changes in Registrant's Certifying Accountants.

               N/A

Item 5.        Other Events.

               On April 25, 1997, Express America Holdings Corporation, a Delaware corporation (the "Registrant") changed its name to Pilgrim America Capital Corporation.

               The Registrant provides investment management related services to Pilgrim America Funds, a family of six open-end and two closed-end mutual funds, through its Pilgrim America subsidiaries.

Item 6.        Resignation of Registrant's Directors.

               N/A

Item 7.        Financial Statements and Exhibits.

               N/A

Item 8.        Change in Fiscal Year.

               N/A

Item 9.        Sales of Equity Securities Pursuant to Regulation S.

               N/A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PILGRIM AMERICA CAPITAL CORPORATION




Date  April 28, 1997                    By: /s/ James R. Reis
                                           -------------------------------------
                                                 James R. Reis
                                        Its:     Vice Chairman, Chief Financial
                                                 Officer